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                                                                   EXHIBIT 10.39

                                                                  EXECUTION COPY

                  CONSENT AND AGREEMENT REGARDING SUBSTITUTION

         This Consent And Agreement Regarding Substitution (this "Agreement"), dated as of May 1, 1998, is by and among SFS SECURED RESTAURANTS, INC., SPARTAN SECURED RESTAURANTS, INC. (each of SFS Secured Restaurants, Inc. and Spartan Secured Restaurants, Inc. are referred to herein as an "Owner" and together as the "Owners"), SECURED RESTAURANTS TRUST (the "Issuer"), THE BANK OF NEW YORK,
I. M. SPECIAL, INC., and FINANCIAL SECURITY ASSURANCE INC. ("Financial Security" and ADVANTICA RESTAURANT GROUP, INC. ("Advantica")).

               Reference is made to:

                              (i) the Loan Agreement, dated as of November 1,
               1990, as amended by a First Amendment to Loan Agreement, dated as of November 1, 1991, and as further amended by a Second Amendment to Loan Agreement, dated as of April 1, 1998, (collectively, the "Quincy's Loan Agreement") between the Issuer and Quincy's Realty, Inc. ("Quincy's Realty"),

                              (ii) the Loan Agreement, dated as of November 1,
               1990, as amended by a First Amendment to Loan Agreement, dated as of November 1, 1991, and as further amended by a Second Amendment to Loan Agreement, dated as of April 1, 1998 (collectively, the "Spardee's Loan Agreement"), between the Issuer and Spardee's Realty, Inc. ("Spardee's Realty"),

                             (iii) the Collateral Assignment Agreement, dated as
               of November l, 1990, as amended by a First Amendment to Collateral Assignment Agreement, dated as of April 1, 1998 (collectively, the "Collateral Assignment Agreement") among the Issuer, Financial Security and The Bank of New York, as successor to The Citizens and Southern Bank of South Carolina, as indenture trustee (the "Trustee") and as collateral agent (the "Collateral Agent"), and

                             (iv) The Intercreditor Agreement, dated as of
               November l, 1990 (the "Intercreditor Agreement"), among Financial Security, the Trustee and the Collateral Agent.

               All obligations and liabilities of Spardee's under the Spardee's Loan Agreement were assigned to, and assumed by, Quincy's Realty pursuant to an Assignment and Assumption Agreement, dated April 1, 1998 between Quincy's Realty and Spardee's Realty. The Quincy's Loan Agreement, the Spardee's Loan Agreement, the Collateral Assignment Agreement and the Intercreditor Agreement all relate to the Issuer's 10 1/4 % Guaranteed Secured Bonds Due 2000 (the "Bonds") issued pursuant to an indenture dated as of November 1, 1990 (the "Indenture") between the Issuer and the Trustee. The Quincy's Loan Agreement and the Spardee's Loan Agreement, and the Mortgage Notes thereunder (as defined in such agreements), are referred to collectively herein as the "Loan Agreements."


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               Financial Security is the Controlling Party (as defined in the
Intercreditor Agreement). On April 1, 1998, Quincy's Realty effected a defeasance of the Mortgage Notes pursuant to Section 2.04(c) of each of the Quincy's Loan Agreement and the Spardee's Loan Agreement (such transaction, the "Defeasance").

               Quincy's Realty has requested that Financial Security and the other parties hereto consent to the substitution of I. M. Special, Inc. as "Borrower" for Quincy's under (a) the Quincy's Loan Agreement, (b) the Spardee's Loan Agreement and (c) in connection with the related Mortgage Notes. Such substitution (the "Substitution") will occur pursuant to an Assignment and Assumption Agreement dated May 1, 1998 (the "Assignment Agreement") by and between Quincy's Realty and I. M. Special, Inc.

               In consideration of the premises the parties hereto agree as follows:

I.             FINANCIAL SECURITY CONSENT TO SUBSTITUTION

               Financial Security hereby consents to the Substitution subject to the following:

               (1) Receipt by Financial Security of executed originals (or copies of executed originals, provided that Advantica shall deliver executed originals to Financial Security by May 30, 1998) of:

                              (1) The Assignment Agreement;

                              (2) Certified copies of the certificate of
               incorporation and bylaws of I. M. Special, Inc.;

                              (iii) Evidence that the Board of Directors of I.
               M. Special, Inc. has authorized I. M. Special, Inc. to enter into the Substitution;

                              (iv) Stock Pledge Agreement, dated as of May 1,
               1998, among Spartan Holdings Inc., Financial Security and the Collateral Agent;

                              (v) One or more legal opinions from Parker Poe
               Adams and Bernstein L.L.P. addressed to, and in form and substance acceptable to, Financial Security relating to the Substitution and such other matters as may be contemplated thereby or by this Agreement; and

                              (vi) Certificates from Advantica, Quincy's Realty,
               I. M. Special, Inc. and/or their affiliates and such other documents as Financial Security may reasonably request.



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               (b) Payment to Kutak Rock, as set forth in a statement from Kutak
 Rock, of fees and disbursements for legal services provided to Financial Security in connection with the Substitution.

               (c) Execution of this Agreement by Advantica

II.            CONSENTS AND DIRECTIONS REGARDING DOCUMENTS.

                             (a) Financial Security hereby directs The Bank of
               New York, as Trustee and as Collateral Agent, to execute, and directs the Owners to cause Wilmington Trust Company (the "Issuer Trustee"), on behalf of the Issuer, to execute, as applicable:

                                             (i) the Quincy's Realty, Inc.
                              Release and Agreement, dated May 1, 1998 (the "Quincy's Release"), by the Issuer, Financial Security, the Trustee and the Collateral Agent;

                                             (ii) the Termination of
                              Reimbursement Agreement, dated May 1, 1998, by Financial Security and Advantica; and

                                             (iii) the Termination of Stock
                              Pledge Agreement, dated May 1, 1998 (the
                              "Termination of Stock Pledge"), by Quincy's
                              Restaurants, Inc. and the Issuer.

                             (b) Financial Security hereby consents to the
               Issuer Trustee's execution, on its own behalf, of this Agreement;

                             (c) Financial Security hereby directs the Owners to
               direct the Issuer Trustee to execute this Agreement, the Quincy's Release and the Termination of Stock Pledge and any other certificates or instruments required to be executed by the Owners in connection with the matters contemplated hereby;

                             (d) The Owners hereby direct the Issuer Trustee to
               execute this Agreement, the Quincy's Release and the Termination of Stock Pledge.

                             (e) Upon satisfaction of all conditions set forth
               in this Agreement, Financial Security will cancel Irrevocable Letter of Credit No. 360920 issued by The Chase Manhattan Bank dated April 1, 1998.

III.           DEFINED TERMS.

               The parties hereby agree that for purposes of the Collateral Assignment Agreement, the Loan Agreements, the Mortgage Notes and the Insurance Agreement (as defined in the Collateral Assignment Agreement), the following terms shall have the meanings set forth below:


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               "Borrower" means I. M. Special, Inc., a Delaware corporation.

               "Stock Pledge Agreement," "Stock Pledge" or "Quincy's Stock Pledge" means the Stock Pledge Agreement, dated as of May 1, 1998, among Spartan Holdings, Inc., Financial Security and the Collateral Agent.

IV.            ADVANTICA AGREEMENTS.

Advantica hereby covenants and agrees as follows:

               (a) Advantica and its affiliates have received adequate consideration and fair value in connection with the Defeasance and the Substitution and neither such action has been taken with the intent of defrauding any creditors of Advantica or of any of its affiliates;

               (b)(i) Following the substitution, neither Advantica nor any of its affiliates, other than I. M. Special, Inc., has any right, title or interest in, to or under the Defeasance Eligible Investments (as defined in the Collateral Assignment Agreement) or any other part of the Borrower Collateral (as defined in the Loan Agreements) or has made any representation to the Banks (as defined in (v) below) that it has any such right, title or interest;

               (ii) Prior to transfer of ownership of either Quincy's Restaurants, Inc. or Quincy's Realty to any entity which is not an affiliate of Advantica (a "Transferee"), Advantica will provide to Financial Security a written confirmation, in form and substance satisfactory to Financial Security, from the Transferee that neither such Transferee nor Quincy's Realty, Inc. has any right, title or interest in, to or under the Defeasance Eligible Investments or any other part of the Borrower Collateral;

               (iii) Neither Advantica nor any of its affiliates will take any action to obtain or recover any interest in the Defeasance Eligible Investments or any other part of the Borrower Collateral until the Term of the Agreement (as defined in the Insurance Agreement) has expired; and

               (iv) Advantica confirms that the Banks have approved the Substitution and the transfer of all right, title and interest of Quincy's Realty in, to and under the Borrower Collateral to I. M. Special, Inc. in connection therewith.

               (v) Advantica will enforce the agreement pursuant to the Credit Agreement, dated as of January 7, 1998, as amended or waived by Amendment No. l and Waiver (the "Amendment"), dated as of March 16, 1998, each among Quincy's Restaurants, Inc., Flagstar Enterprises Inc., Advantica Restaurant Group, Inc., the Lenders (as defined in the Credit Agreement), The Chase Manhattan Bank and the other parties thereto, set forth in Section l(a) of the Amendment, which provides that I. M. Special, Inc., as the SPC referred to in such amendment, shall not be required to execute a

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Subsidiary Guarantee Agreement, an Indemnity and Contribution Agreement or any
Security Document until] such time when I. M. Special], Inc. is no longer subject to a contractual prohibition on doing so. The Lenders and The Chase Manhattan Bank are collectively referred to herein as the "Banks".

V.             MISCELLANEOUS.

               (a) NOTICES. All demands, notices and other communications to be given hereunder shall be in writing (except as otherwise specifically provided herein) and shall be mailed by overnight delivery or personally delivered or facsimile to the recipient as follows:

                   (i) To Financial Security: Financial Security Assurance Inc.
                                              350 Park Avenue
                                              New York, NY 10022
                                              Attention: Surveillance Department
                                              Telephone: (212) 826-0100
                                              Facsimile Nos.: (212) 339-3518
                                              (212) 339-3527

                   (in each case in which notice or other communication to Financial Security refers to a Security Event, Event of Default, a claim on the Policy or with respect to which failure on the part of Financial Security to respond shall be deemed to constitute consent or acceptance, then a copy of such notice or other communication should also be sent to the attention of each of the General Counsel and the Head Financial Guaranty Group and shall be marked to indicate "URGENT MATERIAL ENCLOSED.")

                   (ii) To the Issuer: Secured Restaurants Trust
                                       c/o Wilmington Trust Company
                                       Rodney Square North
                                       Wilmington, DE 19890
                                       Attention: Corporate Trust Administration
                                       Telephone No.: (302) 651-1428
                                       Telex No.: 835437
                                       Answer Back: WILM-TR
                                       Facsimile No.: (302) 651-1576

                   with a copy to
                   the Manager:        Advantica Restaurant Group, Inc.
                                       203 East Main Street
                                       Spartanburg, SC 29301
                                       Attention: Legal Department
                                       Telephone No.: (803) 596-8000
                                       Facsimile No.: (803) 596-8327

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                   (iii) To the Trustee:   The Bank of New York
                                           Towermarc Plaza
                                           10161 Centurion Parkway
                                           Jacksonville, FL 32256
                                           Attention: Corporate Trust Department
                                           Telephone No.: (904) 998-4700
                                           Facsimile No.:   (904) 645-1932

                   (iv)  To the Collateral
                         Agent:            The Bank of New York
                                           Towermarc Plaza
                                           10161 Centurion Parkway
                                           Jacksonville, FL 32256
                                           Attention: Corporate Trust Department
                                           Telephone No.: (904) 998-4700
                                           Facsimile No.: (904) 645-1932

                   (v)   To the Borrower:  I. M. Special, Inc.
                                           201 East Main Street
                                           Spartanburg, SC 29301
                                           Attention: Legal Department
                                           Telephone No.: (864) 596-8000
                                           Facsimile No.: (864) 596-8327

                   (vi)  To Advantica:     Advantica Restaurant Group, Inc.
                                           201 East Main Street
                                           Spartanburg, SC 29301
                                           Attention: Legal Department
                                           Telephone No.: (864) 596-8000
                                           Facsimile No.: (864) 596-8327

                              A party may specify an additional or different
               address or addresses by writing mailed or delivered to the other parties as aforesaid. Except as may be otherwise specified herein, all such notices and other communications shall be effective two Business Days after being sent. Any notice required to be given to any Non-Controlling Party shall also be given to the Controlling Party.

              (b) COUNTERPARTS. This Agreement may be executed in counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

              (c) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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              (d) BINDING AGREEMENT. This Agreement shall be binding upon, shall inure to the benefit of, and shall be enforceable by, the parties hereto and their respective successors and permitted assigns.

              IN WITNESS WHEREOF, each party has hereby executed this Consent and Agreement Regarding Substitution as of the date first above written.

                                        SFS SECURED RESTAURANTS, INC.

                                        By   /s/ Lamont R. Wallin
                                          --------------------------------------
                                        Name     Lamont R. Wallin
                                            ------------------------------------
                                        Title    President
                                             -----------------------------------

                                        SPARTAN SECURED RESTAURANTS, INC.

                                        By   /s/ Lamont R. Wallin
                                          --------------------------------------
                                        Name     Lamont R. Wallin
                                            ------------------------------------
                                        Title    President
                                             -----------------------------------

                                        SECURED RESTAURANTS TRUST

                                           By Wilmington Trust Company, not in
                                           its individual capacity but solely as
                                           Issuer Trustee

                                        By   /s/ Mary St. Amand
                                          --------------------------------------
                                           Mary St. Amand
                                           Assistant Vice President

                                        THE BANK OF NEW YORK, as Collateral
                                        Agent and as Trustee

                                        By   /s/ Heidi Van Horn-Bash
                                          --------------------------------------
                                        Name     Heidi Van Horn-Bash
                                            ------------------------------------
                                        Title    Agent
                                             -----------------------------------

                                        FINANCIAL SECURITY ASSURANCE INC.

                                        By:      /s/ Alex G. Makowski
                                           -------------------------------------
                                            Alex G. Makowski, Managing Director




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                                        I. M. SPECIAL, INC.

                                        By    /s/ Kenneth G. Jones
                                          --------------------------------------
                                        Name      Kenneth G. Jones
                                            ------------------------------------
                                        Title     President and Treasurer
                                             -----------------------------------


                                        ADVANTICA RESTAURANT GROUP, INC.

                                        By    /s/ Kenneth G. Jones
                                          --------------------------------------
                                        Name      Kenneth G. Jones
                                            ------------------------------------
                                        Title     Vice President and Treasurer
                                             -----------------------------------





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